                                                                    Exhibit 21.1


                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                              AS OF JANUARY 1, 2001

                                                                    Jurisdiction
        Name                                          Ownership        of Inc.

Lennox Industries Inc.                                    100%       Iowa
     SEE ANNEX A

Heatcraft Inc                                             100%       Mississippi
     Frigus-Bohn S.A. de C.V                               50%       Mexico
     LGL de Mexico, S.A. de C.V                             1%       Mexico
     Lennox Participacoes Ltda                              1%       Brazil
          Frigo-Bohn do Brasil Ltda                        99%       Brazil
               Heatcraft do Brasil Ltda                 84.47%       Brazil
                    SIWA S.A                              100%       Uruguay
     Livernois Engineering Co.                            100%       Michigan
     Heatcraft Advanced Technologies Inc.                 100%       Delaware
     Heatcraft Heat Transfer Inc.                         100%       Delaware
     Advanced Distributor Products LLC                    100%       Delaware
     Heatcraft Refrigeration Products LLC                 100%       Delaware

Armstrong Air Conditioning Inc.                           100%       Ohio
     Jensen-Klich Supply Co.                              100%       Nebraska
     Armstrong Distributors Inc.                          100%       Delaware

Heatcraft Technologies Inc.                               100%       Delaware
     Strong LGL Colombia Ltda                              50%       Colombia
     LGL Peru S.A.C                                        10%       Peru
     Alliance Compressor Partnership                     24.5%       Louisiana
     LPAC Corp.                                           100%       Delaware

Excel Comfort Systems Inc.                                100%       Delaware

Allied Air Enterprises Inc.                               100%       Delaware

Service Experts Inc.                                      100%       Delaware
     SEE ANNEX B

     Lennox Inc.                                          100%       Canada
          Lennox Canada Inc.                              100%       Canada
               SEE ANNEX C

National Air Systems Inc.                                 100%       California

Lennox Global Ltd.                                        100%       Delaware
     SEE ANNEX D

                                     ANNEX A
                                       TO
                                  EXHIBIT 21.1

                       LENNOX INDUSTRIES INC. SUBSIDIARIES

                                                                    Jurisdiction
              Name                                 Ownership          of Inc.

Lennox Industries (Canada) Ltd.                       100%            Canada

LHP Holding Inc.                                      100%            Delaware
     Superior Fireplace Company                       100%            Delaware
     Marco Mfg., Inc.                                 100%            California
          Marcomp Inc.                                100%            California
     Hearth Trends Inc.                               100%            Washington
     Securite Cheminees International Ltee            100%            Canada
          SARL Cheminees Securite                     100%            France
          Security Chimneys UK Limited                100%            UK
          Security USA                                100%
     Firecraft Technologies Inc.                      100%            Delaware
     The Earth Stove, Inc.                            100%            Oregon

Products Acceptance Corporation                       100%            Iowa

Lennox Manufacturing Inc.                             100%            Delaware

Lennox Finance Inc.                                   100%            Canada

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                        SERVICE EXPERTS INC. SUBSIDIARIES

The following are all organized in the state indicated and owned 100% by Service Experts Inc.:

     A. Frank Woods and Sons LLC - Virginia
     AC/DAC, L.L.C. - Tennessee
     Academy Air Service Experts, Inc. - Tennessee
     Ainsley & Son Heating LLC - Ohio
     Air Conditioning and Heating, LLC - Tennessee
     Air Engineers, Inc. - Florida
     Air Experts LLC - Georgia
     Air Experts LLC - Ohio
     Air Systems of Florida, Inc. - Florida
     Aire-Tech LLC - Ohio
     Airmaster Heating & Air Conditioning LLC - Michigan
     Allbritten Plumbing, Heating and Air Conditioning Service, Inc. - Tennessee Alliance Mechanical Heating & Air Conditioning, Inc. - California
     Andros Refrigeration LLC - Arizona
     Andy Lewis Heating & Air Conditioning LLC - North Carolina
     Andy Lewis Heating & Air Conditioning, Inc. - Georgia
     Arrow Heating & Air Conditioning, Inc. - Wisconsin
     Artic Aire of Chico, Inc. - California
     Atlantic Air Conditioning and Heating LLC - Maryland
     Atmostemp LLC - New Jersey
     Austin Brothers, Inc. - Tennessee
     Barlow Heating and Air Conditioning LLC - Delaware
     Bartels Heating & Air Conditioning LLC - Colorado
     Becht Heating & Cooling LLC - Delaware
     Ben Peer Heating LLC - New York
     Berkshire Air Conditioning LLC - Tennessee
     Berkshire Heating & Cooling LLC - Delaware
     Blue Springs Heating & Air Conditioning LLC - Missouri
     Broad Ripple Heating & Air Conditioning Inc. - Indiana
     Burnsville Heating & Air Conditioning LLC - Minnesota
     C. Iapaluccio Company LLC - Delaware
     C. Woods Company LLC - Delaware
     Calverley Air Conditioning & Heating LLC - Delaware
     Chanin Air LLC - Florida
     Chief/Bauer Heating & Air Conditioning LLC - Delaware
     Claire's Air Conditioning and Refrigeration, Inc. - Tennessee
     Climate Control LLC - Alabama
     Climate Design Systems LLC - Tennessee
     Climate Masters Service LLC - Colorado
     Coastal Air Conditioning Service LLC - Georgia
     Comfort Masters Heating & Cooling LLC - Delaware
     Comfort Tech Cooling & Heating LLC - Tennessee
     Comfortech, Inc. - Tennessee
     Contractor Success Group, Inc. - Missouri
     Controlled Comfort LLC - Nebraska
     Cook Heating & Air Conditioning LLC - Michigan
     Cook Heating and Air Conditioning LLC - Delaware
     Cool Breeze LLC - Ohio
     Cool Power LLC - New York

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                   SERVICE EXPERTS INC. SUBSIDIARIES (CONT'D.)

     D.A. Bennett LLC - New York
     Dan Jacobs Heating & Cooling LLC - Pennsylvania
     Davis the Plumber LLC - New Mexico
     Dial One Raymond Plumbing, Heating & Cooling, Inc. - Tennessee DiMarco Mechanical LLC - Ohio
     Dodge Heating & Air Conditioning LLC - Georgia
     Doler Plumbing & Heating LLC - Delaware
     Economy Heating & Air Conditioning LLC - Pennsylvania
     Edison Heating and Cooling LLC - New Jersey
     Epperson LLC - South Carolina
     Eveready LLC - Virginia
     Falso Service Experts LLC - New York
     Fras-Air Contracting LLC - New Jersey
     Freschi Air Systems, Inc. - Tennessee
     Frosty Mechanical Contractors LLC - Delaware
     Future Acquisition Sub, Inc. - Tennessee
     Gables Air Conditioning LLC - Florida
     General Conditioning LLC - New Jersey
     General Conditioning Plumbing, Inc. - New Jersey
     George B. Givins Company, Inc. - Tennessee
     Getzschman Heating & Sheet Metal Contractors LLC - Nebraska Golden Seal Heating & Air Conditioning LLC - Delaware
     Gordon's Specialty Company LLC - Oklahoma
     Gray Refrigeration LLC - Delaware
     Greenwood Heating & A/C LLC - Washington
     Gregory's Plumbing Co. LLC - Oklahoma
     H.S. Stevenson & Sons LLC - Ohio
     Holmes Sales & Service LLC - Iowa
     Industrial Building Services, Inc. - Florida
     International Service Leadership Inc. - Delaware
     Jack Nelson Co. LLC - Oklahoma
     Jansen Heating and Air Conditioning LLC - Delaware
     Jebco Heating & Air Conditioning LLC - Colorado
     JM Mechanical LLC - Delaware
     John P. Timmerman Co. LLC - Ohio
     K & S Heating, Air Conditioning & Plumbing LLC - Minnesota
     Kiko Heating & Air Conditioning LLC - Ohio
     Klawinski LLC - Delaware
     Knochelmann Plumbing, Heating & Air LLC - Kentucky
     Kozon LLC - Tennessee
     Kruger's Heating & Air Conditioning LLC - Delaware
     Lake Arbor Heating LLC - Colorado
     Lee Voisard Plumbing & Heating LLC - Ohio
     Local Furnace LLC - Colorado
     Marco Cooling and Refrigeration LLC - Florida
     Mathews Heating & Air Conditioning LLC - Tennessee
     Matz Heating & Air Conditioning LLC - New York
     McPhee Service Experts, Inc. - Colorado
     Midland Heating & Air LLC - South Carolina
     Miller Refrigeration, A/C, & Htg. Co. - North Carolina
     National Air Systems, Inc. - California
     Neal Harris Heating, Air Conditioning & Plumbing LLC - Missouri Norrell Heating and Air Conditioning LLC - Alabama
     Pardee Refrigeration LLC - South Carolina
     Parker-Pearce Service Experts LLC - Maryland

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                   SERVICE EXPERTS INC. SUBSIDIARIES (CONT'D.)

     Parrott Mechanical, Inc. - Idaho
     Peachtree Service Experts LLC - Georgia
     Peitz Heating and Cooling LLC - South Dakota
     PTM Enterprises LLC - Georgia
     R&M Climate Control LLC - Tennessee
     Roland J. Down LLC - New York
     Rolf Griffin Heating & Air Conditioning LLC - Delaware
     Russell Mechanical LLC - Delaware
     Ryan Heating LLC - Missouri
     S & W Air Conditioning LLC - Tennessee
     San Antonio Air Conditioning LLC - Delaware
     Sanders Indoor Comfort LLC - South Carolina
     Sanders Service Experts, Inc. - Tennessee
     Sedgwick Heating & Air Conditioning LLC - Minnesota
     SEI Management Company, LLC - Tennessee
     SEIIN GP, Inc. - Indiana
     SEITN GP, Inc. - Tennesse
     Service Experts DFW LLC - Tennessee
     Service Experts LLC - Florida
     Service Experts of Arkansas LLC - Arkansas
     Service Experts of Clearwater, Inc. - Tennessee
     Service Experts of Denver LLC - Colorado
     Service Experts of Imperial Valley, Inc. - California
     Service Experts of Indiana, L.P. - Tennessee
     Service Experts of Indianapolis, Inc. - Indiana
     Service Experts of Northeast Louisiana LLC - Louisiana
     Service Experts of Northwest Louisiana LLC - Louisiana
     Service Experts of Palm Springs, Inc. - California
     Service Experts of Raleigh LLC - North Carolina
     Service Experts of Salt Lake City LLC - Tennessee
     Service Experts of the Bay Area, Inc. - California
     Service Experts of Utah LLC - Delaware
     Service Experts Services, LLC - Tennessee
     Service Now, Inc. - California
     Shumate Mechanical LLC - Georgia
     Steel City Heating & Air LLC - Alabama
     Strand Brothers LLC - Tennessee
     Strogen's HVAC LLC - New Hampshire
     Sunbeam Service Experts LLC - New York
     Sylvester's Corp. - Indiana
     Sylvester's, L.P. - Tennessee
     Teays Valley Heating and Cooling LLC - West Virginia
     The McElroy Service Company LLC - Nebraska
     TML LLC - Idaho
     Total Comfort Specialists - California
     Triton Mechanical LLC - New York
     Valentine Heating & Air Conditioning LLC - Georgia
     Venture International, Inc. - Tennessee
     Vogt Heating & Air Conditioning LLC - Minnesota
     Wangsgaard A-Plus, Inc. - Utah
     Wesley G. Wood LLC - Pennsylvania

                                     ANNEX C
                                       TO
                                  EXHIBIT 21.1

                         LENNOX CANADA INC. SUBSIDIARIES

The following are all organized in Canada and owned 100% by Lennox Canada Inc.:

     Bradley Air Conditioning Limited
     Valley Refrigeration Limited
     Dearie Contracting Inc.
     Dearie Martino Contractors Ltd.
     Foster Air Conditioning Ltd.
     Bryant Heating & Cooling Co. Ltd.
     Bryant Newco Inc.
     Montwest Air Ltd.
     Fahrhall Mechanical Contractors Limited
     Arpi's Industries Canada Ltd.
         Arpi's Holdings Ltd.
         Advance Mechanical Ltd.

                                     ANNEX D
                                       TO
                                  EXHIBIT 21.1

                         LENNOX GLOBAL LTD. SUBSIDIARIES


Name                                      Ownership        Jurisdiction of Inc.

Lennox Global Asia-Pacific Pte
   Ltd                                       100%          Rep. of Singapore
      Lennox Global (Wuxi) Co. Ltd.          100%          China

Fairco S.A                                    50%          Argentina

LGL Europe Holding Co.                       100%          Delaware
      SEE ANNEX E

UK Industries, Inc.                          100%          Delaware

LGL de Mexico, S.A. de C.V                    99%          Mexico

Lennox Participacoes Ltda                     99%          Brazil

Frigo-Bohn do Brasil Ltda                      1%          Brazil

Strong LGL Dominicana, S.A                   100%          Dominican Republic

Strong LGL Colombia Ltda                      50%          Colombia

LGL Belgium S.P.R.L                          0.4%          Belgium

LGL Thailand Ltd.                            100%          Thailand

LGL Peru S.A.C                                90%          Peru

LGL Australia (US) Inc.                      100%          Delaware
      SEE ANNEX F

                                     ANNEX E
                                       TO
                                  EXHIBIT 21.1

                       LGL EUROPE HOLDING CO. SUBSIDIARIES

Name                                           Ownership   Jurisdiction of Inc.

LGL Holland B.V                                   100%          Holland

     Friga-Coil S.R.O                              50%          Czech Republic

     Ets. Brancher S.A                            100%          France
          Frinotec S.A                          99.68%          France
          LGL France S.A                          100%          France
               Herac Ltd.                         100%          United Kingdom
               SCI Groupe Brancher                100%          France
               Hyfra Ind. GmbH                    0.1%          Germany

     LGL Germany GmbH                             100%          Germany
          Friga-Bohn Warmeaustauscher GmbH        100%          Germany
          Hyfra Ind. GmbH                        99.9%          Germany
          Lennox Deutschland GmbH                 100%          Germany

     Lennox Global Spain S.L                      100%          Spain
          Lennox Refrigeration Spain S.A         90.1%          Spain
               Aldo Marine                         70%          Spain
          Lennox Espana, S.A                      100%          Spain
               Redi sur Andalucia                  70%          Spain
               Lennox Climatizacao Lda             50%          Portugal

     LGL Refrigeration Italia s.r.l                80%          Italy

     LGL Polska Spzoo                             100%          Poland

     LGL Belgium S.P.R.L                         99.6%          Belgium

     Lennox Benelux B.V                           100%          Netherlands
          Lennox Benelux N.V                      100%          Belgium

     HCF Lennox Ltd.                              100%          United Kingdom
          Lennox Industries (UK)                  100%          United Kingdom
               Environheat Limited                100%          United Kingdom

     Lennox Janka a.s                             100%          Czech Republic
          Friga Coil s.r.o                         50%          Czech Republic
          Janka Slovensko, s.r.o                  100%          Slovak Republic
          Ecoclima                                 15%

                                     ANNEX F
                                       TO
                                  EXHIBIT 21.1

                      LGL AUSTRALIA (US) INC. SUBSIDIARIES

                                                                  Jurisdiction
Name                                                  Ownership   of Inc.

LGL Co Pty Ltd                                           100%     Australia
     LGL Australia Investment Pty Ltd                    100%     Australia
          LGL Australia Finance Pty Ltd                   10%     Australia
     LGL Australia Finance Pty Ltd                        90%     Australia
          LGL Australia Holdings Pty Ltd                 100%     Australia
               Lennox Australia Pty. Ltd.                100%     Australia
               LGL (Australia) Pty Ltd                   100%     Australia
               LGL Refrigeration Pry. Ltd                100%     Australia
               James N Kirby Pty Ltd                     100%     Australia
                    Kirby Refrigeration Pty. Ltd
                    (Albury)                              75%     Australia
                    Kirby Refrigeration Pty. Ltd
                    (Sunshine Coast)                      75%     Australia
                    Kirby Refrigeration Pty. Ltd
                    (Gold Coast)                          75%     Australia
                    Kirby Refrigeration Pty. Ltd
                    (Tasmania)                            75%     Australia
                    Kirby Refrigeration Pty. Ltd
                    (Hobart)                             100%     Australia
                    Refrigeration & Heating Wholesale
                    Pty Ltd (Vid)                        100%     Australia
                    Refrigeration & Heating Wholesale
                    Pty Ltd (SA)                         100%     Australia
                         R&H Wholesale Pty Ltd           100%     Australia
                    Kirby Refrigeration Pty. Ltd.
                    (NT)                                  75%     Australia
                    Kirby Tubes & Contract Coils
                    Pty Ltd                              100%     Australia
                    Kirby Sheet Metal Pty Ltd            100%     Australia
                    Kirby Central Warehouse Pty
                    Ltd                                  100%     Australia
                    Kulthom Kirby Public Company
                    Limited                               18%     Australia
                         Kulthom Control Company
                         Limited                          70%     Australia
                         Thai Sintered Products Co.
                         Limited                        44.4%     Thailand
                         Thai Compressor
                         Manufacturing Co. Limited      25.5%     Thailand
                         Kulthom Kirby Foundry Co.
                         Limited                         100%     Australia
                    J.N.K. Pty Limited                   100%     Australia
                    P.R.L. Pty Limited                   100%     Australia
                    Kirby USA Inc.                       100%     North Carolina
                    JNK Draughting Pty Limited           100%     Australia
                    P.R.L Sales Pty Limited              100%     Australia
                    Air Safe Pty Limited                 100%     Australia
                    James N. Kirby Limited (NZ)          100%     New Zealand